UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2010

Great Spirits, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-52997	20-5572519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3107 Fall Creek Highway, Granbury, Texas	76049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (817) 326 0295
_______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 23, 2010, our Board of Directors adopted an amendment to our bylaws. The amendment amends Article IV, Section 2 of our bylaws by increasing the number of members of our Board of Directors from five to ten.

A copy of amended Article IV, Section 2 is attached hereto as Exhibit 3.1 and incorporated by reference hereby.

Item 8.01.    Other Events

As a result of the share exchange that was completed on August 6, 2010 and reported in Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2010, we have changed our principal executive offices to 3107 Fall Creek Highway, Granbury, Texas 76049 and our new telephone number is 817 326 0295.

Item 9.01.    Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

	3.1	Form of Amended Bylaws: Article IV, Section 2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2010

GREAT SPIRITS, INC.

	By:	/s/ Thomas Willis
Name: Thomas Willis
Title: Chief Executive Officer